Exhibit 10.1

[*] Designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

MASTER SOLAR MODULE SALES AGREEMENT

THIS MASTER SOLAR MODULE SALES AGREEMENT (this “Agreement”) is entered into as of November 9, 2011 by and between KDC Solar Credit LS LLC, a New Jersey limited liability company (“Buyer”), and Solar Power, Inc., a California corporation (“Seller”). Buyer and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Buyer through its Affiliates is developing multiple photovoltaic solar electric energy generation projects in New Jersey (the “Projects”).

B. Seller sells photovoltaic solar modules that convert photons in light to electricity (the “Modules”).

C. In connection with the Projects, Buyer desires to purchase Modules from Seller, and Seller desires to sell Modules to Buyer, all as more particularly described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1 Definitions. Capitalized terms used in this Agreement without other definition shall have the meanings set forth below:

“Affiliate” means, with respect to any entity, another entity which controls, is controlled by, or is under common control with the first entity. For purposes of this definition “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity, means the possession, directly or indirectly through one or more intermediaries, of any of the following with respect to another entity (a) the legal or beneficial ownership of more than 50% of the economic interest in such entity, (b) the power to elect more than 50% of the directors, managers or other voting members of the governing body of such entity or (c) the legal or beneficial ownership of more than 50% of the voting securities (or equivalent voting interests) in such entity.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Contract Amount” has meaning set forth in Section 3.1.

“Day” means a calendar day.

“Delayed Payment Rate” means a rate of interest of 2% per year above the interest rate specified in Section 3.1, or the maximum rate permitted by applicable Law, whichever is less.

“Event of Default” has the meaning set forth in Section 8.1.

“Laws” means all laws, statutes, treaties, ordinances, codes, judgments, decrees, directives, guidelines, policies, injunctions, writs, orders, rules, regulations, interpretations, licenses, permits and other approvals with, from or of any governmental authority having jurisdiction over the Modules, the applicable Project and this Agreement and each other document, instrument and agreement delivered hereunder or in connection herewith, including those relating to health, safety or the environment.

“Module” has the meaning set forth in the recitals.

“Payment Security Agreement” means a Purchase Money Security Agreement between the Parties substantially in the form attached hereto as Exhibit B.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Specifications” means the specifications for the Modules set forth in Exhibit A.

“Standards and Codes” means, collectively, UL 1703, IEC 61730, IEC 61215, CEC, Class C Fire Rating and IEC labeled for application at up to 1000V maximum system voltage.

1.2 Rules of Interpretation. The Rules of Interpretation set forth below shall apply to this Agreement:

(a) The terms “herein,” “herewith” and “hereof” are references to this Agreement.

(b) The term “includes” or “including” shall mean “including, without limitation”.

(c) References to a “Section,” “subsection,” “clause,” “Article” or “Exhibit” shall mean a Section, subsection, clause, Article or Exhibit of this Agreement, as the case may be, unless in any such case the context requires otherwise.

(d) All references to an agreement, instrument or other document, or to any Law, Standard or Code, shall be a reference to such agreement, instrument or other document, or to such Law, Standard or Code, modified, amended, supplemented or restated from time to time.

(e) Reference to a person or party includes its successors and permitted assigns.

(f) The singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa.

(g) Where the words “required,” “approved,” “satisfactory,” “determined,” “acceptable,” “decision,” or words of like import are used in this Agreement, action by Buyer is indicated unless the context clearly indicates otherwise.

(h) References to “dollar” or “$” are to US dollars.

ARTICLE 2

PURCHASE AND SALE OF MODULES

Buyer hereby purchases from Seller and Seller hereby sells to Buyer 128,139 Modules conforming to the Specifications on the terms and conditions set forth in this Agreement. The Modules purchased pursuant to this Agreement shall consist of (a) 10,474 LDK-230P-20 Modules, (b) 93,108 LDK-235P-20Modules, (c) 10,349 LDK-250D-20 Modules, (d) 5,867 LDK-260P-20 Modules, and (e) 8,341 LDK-280P-24Modules.

ARTICLE 3

CONTRACT PRICE AND PAYMENT TERMS

3.1 Contract Amount. The price for each Module shall be equal to (a) $[*] per watt plus (b) interest on such amount at the rate of [*] percent ([*]%) per year from the date that is thirty (30) Days after the date that title to such Module passes from Seller to Buyer pursuant to Section 4.2 until the date such amount is paid pursuant to Section 3.3 (the “Contract Amount”).

3.2 Full Compensation. The Contract Amount is the complete compensation for the provision of all Modules purchased by Buyer and includes (a) all sales, use, export, import, customs and other taxes, duties, tariffs and other similar amounts levied or assessed under any law, rule or regulation in any applicable jurisdiction up to the point of title transfer and delivery as set forth in Section 4.1, (b) all packaging, transportation, shipping, transit, insurance and similar costs and charges of Seller, and (c) all licensing fees, royalties or other similar charges, in each case of any and all kinds imposed with respect to the provision of any Modules or otherwise with respect to the transactions contemplated hereby, including any increases in any of the same during the term of this Agreement.

3.3 Payment Schedule. Buyer shall pay Seller the Contract Amount in [*] ([*]) installments: (a) [*] percent ([*] %) of the Contract Amount by [*] ([*]) Days from the date of this Agreement, (b) [*] percent ([*] %) of the Contract Amount by [*] ([*]) Days from the date of this Agreement and (c) [*] percent ([*] %) of the Contract Amount by [*] ([*]) Days from the date of this Agreement.

3.4 Payment. On each payment date set forth in Section 3.3, Buyer shall pay Seller the full amount of the Contract Amount then due. All payments to Seller shall be made by wire transfer to the account of Seller as Seller shall designate by written notice to Buyer.

3.5 Late Payments. If there is a dispute regarding any amount payable hereunder, the amount not in dispute shall be promptly paid as described in this Article 3, and any disputed amount which is ultimately determined to be payable shall be paid with interest, at the Delayed Payment Rate, from the date due to the date of payment.

ARTICLE 4

DELIVERY, TITLE, INSPECTIONS AND RISK OF LOSS

4.1 Delivery of Modules and Packaging. Seller shall deliver the Modules to Buyer on or prior to December 21, 2011. Seller, at its own cost and expense, shall be responsible for arranging delivery of the Modules to Buyer FCA (Incoterms 2010) to Yantian (Nanchang), China and Yangshan (Suzhou), China. Seller shall provide such assistance as may be reasonably requested by Buyer at Buyer’s expense in arranging for further transportation of the Modules from such port to the United States. Seller shall package, mark and handle the Modules in accordance with prudent commercial practices in the United States solar industry. All packaging (inner and outer cartons) shall identify the contents by manufacturing model number and serial number for each Module contained in such packaging, and all labeling shall be bar-coded. Seller shall also provide the following with the Modules: (a) installation manual, (b) specification sheet, (c) flash test data for each Module and (d) UL/IEC certification.

4.2 Transfer and Warranty of Title. Title to each Module shall pass from Seller to Buyer upon delivery of such Module to Buyer’s FCA logistics provider at the ports described in Section 4.1 in accordance with the terms of this Agreement. Seller warrants good title to all Modules furnished hereunder, and Seller warrants that title and ownership thereto shall pass to and vest in Buyer as described in this Section 4.2 free and clear of any and all liens, claims, charges, security interests, encumbrances and rights of other persons other than those arising (a) as a result of any actions of Buyer or its Affiliates and (b) pursuant to the Payment Security Agreement.

4.3 Delivery Inspections. Buyer may reject any Module if, after visual inspection thereof prior to delivery under Section 4.1, it appears in Buyer’s reasonable judgment that any portion thereof is materially damaged or such Module is not the Module ordered. All other Modules shall be deemed accepted by Buyer upon delivery, subject to Buyer’s rights under the LDK warranty which is attached Exhibit C. If Buyer rejects any Module, such Module shall not be delivered to Buyer pursuant to Section 4.1 and Seller shall replace the rejected Module and deliver a replacement Module (in the same manner as specified in Section 4.1) within 30 Days after Buyer’s written notice of rejection but in all events prior to December 31, 2011.

4.4 Risk of Loss. Care, custody and control of the Modules, and risk of loss to the Modules, shall transfer from Seller to Buyer in accordance with the Incoterms (2010) designation “FCA”.

ARTICLE 5

WARRANTIES

LDK Solar Co., Ltd. (“LDK”) provides the warranties for the Modules set forth in Exhibit C. Notwithstanding anything to the contrary set forth in Exhibit C, Seller shall obtain from LDK the obligation, and shall pass such obligation to Buyer that all warranty periods with respect to a Module shall commence upon delivery of such Module to an installation site but not later than twenty-four (24) months from the date of delivery. EXCEPT AS SET FORTH IN THIS ARTICLE 5, NEITHER SELLER NOR LDK MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

ARTICLE 6

INDEMNIFICATION

6.1 General Indemnity by Seller. Seller shall fully indemnify, hold harmless, release and defend Buyer and its Affiliates and their respective representatives, agents and employees (“Buyer Parties”) from and against any and all actions, claims, demands, damages, disability, losses, expenses (including reasonable attorneys’ fees and other defense costs) and liabilities of any nature (including property damage and personal and bodily injury, sickness and disease) to the extent caused by (a) Seller’s (i) breach of any obligation, representation or warranty contained herein, and/or (ii) negligence or willful misconduct (including any such breach, negligence or willful misconduct by Seller’s officers, employees, subcontractors and agents) or (b) any tariffs or similar charges imposed in respect of the Modules as a result of any trade case filed against Seller or LDK for improper pricing and exporting of Modules to the United States or government support of the solar panel industry in China.

6.2 General Indemnity by Buyer. Buyer shall fully indemnify, hold harmless, release and defend Seller and its Affiliates and their respective officers, employees, and agents from and against any and all actions, claims, demands, damages, disability, losses, expenses (including reasonable attorneys’ fees and other defense costs) and liabilities of any nature (including property damage and personal and bodily injury, sickness and disease) to the extent caused by Buyer’s (a) breach of any material obligation, representation or warranty contained herein, and/or (b) negligence or willful misconduct (including any such breach, negligence or willful misconduct by Buyer’s officers, employees, subcontractors and agents).

6.3 Proprietary Rights. Seller shall defend, indemnify and hold harmless the Buyer Parties from any claim of any third party that any Module furnished under this Agreement infringes any patent, copyright or other intellectual property rights of any type. Seller shall, at its own expense and option, either (a) settle or defend the claim or any suit or proceeding and pay all damages and costs awarded in it against any Buyer Party, (b) procure for Buyer, or reimburse Buyer for procuring, the right to continue using the infringing Module or (c) modify or replace the infringing Module so that it becomes non-infringing, in each case in a manner and time period reasonably acceptable to Buyer.

6.4 Term of Indemnities. Notwithstanding any other provision in this Agreement to the contrary, the indemnification obligations and rights set forth in this Article 6 shall survive the expiration or other termination of this Agreement, and Buyer’s acceptance of Modules shall not be construed to relieve either Party of any obligation under this Article 6.

ARTICLE 7

COMPLIANCE WITH LAWS AND STANDARDS AND CODES

Seller shall at all times comply, and shall assure that the Modules at the time of delivery comply, in all material respects, with all Laws and Standards and Codes applicable to the design and/or manufacture of the Modules, the delivery thereof, and the performance by Seller of its other obligations hereunder, including all Laws and Standards and Codes relating to hazardous, toxic and similar substances and the protection of the environment.

ARTICLE 8

DEFAULT AND TERMINATION

8.1 Events of Default. Each of the following events in respect of a Party shall be an “Event of Default” with respect to the such Party:

(a) Such Party fails to make payment of any amount when due under this Agreement (other than amounts disputed in good faith) as required to be made by such Party which failure continues for 5 Days after receipt of written notice of such non-payment from the other Party;

(b) Such Party fails to cure a material default in the performance of its obligations under this Agreement not otherwise specifically addressed in this Section 8.1 within 10 Days after receipt of written notice of the particulars of such material default from the other Party;

(c) If any representation, or warranty made by such Party herein was materially false misleading when made, and such Party fails to remedy such materially false or misleading representation or warranty and to make the other Party whole for any consequences thereof within 30 Days after receipt of written notice of the particulars of such materially false or misleading representation or warranty from the other Party; or

(d) If such Party files a petition in bankruptcy, files a petition seeking reorganization, arrangement, composition or similar relief, or makes an assignment for the benefit of creditors, or if any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against such Party and not stayed, enjoined or discharged within 90 Days.

8.2 Remedies for Event of Default by Buyer.

(a) In the event of an Event of Default by Buyer, Seller shall have the right to terminate this Agreement by giving written notice to Buyer. Any such termination shall be without prejudice to any other right or remedy Seller may have under this Agreement or at Law or in equity with respect to the obligations of Buyer hereunder (including the remedy of contract damages), and no such remedy of Seller shall be exclusive of any other remedy.

(b) In the event of an Event of Default by Buyer pursuant to Section 8.1(a) in respect of the payment of the Contract Amount for a quantity of Modules, Seller may in its sole discretion elect to exercise all rights and remedies under the Payment Security Agreement in respect of such quantity of Modules. If Seller elects to exercise its rights under the Payment Security Agreement, Seller shall use commercially reasonable efforts to dispose of the collateral thereunder by public sale, in accordance with the provisions of the Payment Security Agreement and the applicable provisions of the Uniform Commercial Code (“UCC”). Seller shall have the right to participate in any such sale and credit bid the Contract Amount in respect of such quantity of Modules and the reasonable expenses of collection and enforcement, including, attorney’s fees and legal expenses. Cash proceeds from any such sale shall be applied in the following order: (i) the reasonable expenses of collection and enforcement, including, attorney’s fees and legal expenses, (ii) the satisfaction of the Contract Amount obligation which shall include interest at the Delayed Payment Rate through and including the date of sale and (iii) any surplus paid to Buyer.

8.3 Termination for Event of Default by Seller. In the event of an Event of Default by Seller, Buyer shall have the right to terminate this Agreement by giving written notice to Seller. Any such termination shall be without prejudice to any other right or remedy Buyer may have under this Agreement or at Law or in equity with respect to the obligations of Seller hereunder (including the remedy of contract damages), and no such remedy of Buyer shall be exclusive of any other remedy.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES OF PARTIES

9.1 Representations by Seller. Seller hereby represents and warrants to Buyer as follows:

9.1.1 Due Organization; Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of California. No action relating to the insolvency, liquidation or suspension of payments of Seller has been taken.

9.1.2 Due Authorization. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Seller or any other party to any other contract with Seller except for any consents that have been obtained.

9.1.3 Execution and Delivery. This Agreement has been duly executed and delivered by Seller. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general equitable principles.

9.1.4 Governmental Approvals. No governmental authorization, approval, order, license, permit franchise or consent, and no registration, declaration or filing with any governmental authority is required on the part of Seller in connection with the execution, delivery and performance of this Agreement except those which have already been obtained or which Seller anticipates will be timely obtained in the ordinary course of performance of this Agreement and before being required by applicable Law.

9.1.5 No Conflict. The execution, delivery and performance by Seller of this Agreement will not conflict with or cause any default under (a) its organizational documents, (b) any indebtedness or other obligation of it or any contract to which it is a party or by which it or its properties may be bound or (c) as of the date hereof, any applicable Law governing Seller or its performance hereunder; and will not subject the Buyer or any Project or any component thereof (including the Modules) to any lien or encumbrance other than as contemplated or permitted by this Agreement.

9.1.6 Intellectual Property Rights. Without limiting Seller’s obligations pursuant to Section 11.1, the Modules to be supplied by Seller under this Agreement, and Buyer’s intended use of such Modules in the Projects as described herein, do not and will not violate or infringe any intellectual property rights or other rights of third parties.

9.1.7 Purchase Order with LDK. Within three (3) Days of the date of this Agreement, Seller shall order the Modules which are the subject of this Agreement from LDK and provide a copy of the purchase order to Buyer. Other than the price for the Modules, such purchase order shall incorporate and include the same terms and conditions as between Seller and LDK as set forth in Articles 2-7 and Section 11.1 of this Agreement and state that Buyer is an intended third party beneficiary of such terms. Notwithstanding any other provision of this Agreement, including, without limitation, the provisions of Article 8, Buyer shall have three (3) Days after Seller provides a copy of the purchase order with LDK to Buyer to accept or reject the terms of the purchase order. In the event that Buyer rejects such purchase order, the sole remedy and right of Buyer shall be to terminate this Agreement within such three (3) Day period, and neither Buyer nor Seller shall have any further rights, remedies, or obligations to each other under this Agreement. In the event that Buyer accepts the terms of the purchase order, the purchase order shall be deemed to comply with all of the requirements set forth under this Section 9.1.7. In the event that Buyer does not respond within such three (3) Day period, Buyer shall be deemed to have accepted the purchase order under this provision.

9.2 Representations by Buyer. Buyer hereby represents and warrants to Seller as follows:

9.2.1 Due Organization; Good Standing. Buyer is a limited liability company duly organized, validly exiting and in good standing under the laws of the State of New Jersey. No action relating to the insolvency, liquidation or suspension of payments of Buyer has been taken.

9.2.2 Due Authorization. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary company action and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Buyer or any other party to any other contract with Buyer, except for any consents that have been obtained.

9.2.3 Execution and Delivery. This Agreement has been duly executed and delivered by Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general equitable principles.

9.2.4 Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any governmental authority is required on the part of Buyer in connection with the execution, delivery and performance of this Agreement except those which have already been obtained or which Buyer anticipates will be timely obtained in the ordinary course of performance of this Agreement and before being required by applicable Law.

9.2.5 No Conflict. The execution, delivery and performance by Buyer of this Agreement will not conflict with or cause any default under (a) its organizational documents, (b) any indebtedness or other obligation of Buyer or any contract to which Buyer is a party or by which it or its properties may be bound or (c) as of the date hereof, any applicable Law governing Buyer or the performance of its obligations hereunder.

ARTICLE 10

DISPUTE RESOLUTION

10.1 Good Faith Negotiations. If any question, dispute, difference or claim arises out of or in connection with this Agreement, including any question regarding its existence, validity, performance or termination (a “Dispute”), which either Party has notified to the other, senior management personnel from each Party shall meet and diligently attempt in good faith to resolve the Dispute for a period of thirty (30) Days following one Party’s written request to the other Party for such a meeting. If, however, either Party refuses or fails to so meet, or the Dispute is not resolved by negotiation during such 30-Day period, the provisions of Section 10.2 shall apply.

10.2 Venue and Jurisdiction of Legal Action or Proceeding. With respect to any Dispute that is not settled to the mutual satisfaction of the Parties pursuant to Section 10.1, the claiming Party shall have the right to commence binding arbitration in Somerset County, New Jersey pursuant to the Construction Industry Rules of the American Arbitration Association (AAA). However, notwithstanding that AAA Rules may provide otherwise, the Parties agree that the prevailing party, as determined by the AAA arbitrator(s), shall be entitled to an award of its counsel fees, arbitrators’ fees and AAA charges.

ARTICLE 11

MISCELLANEOUS

11.1 Grant of License Regarding Intellectual Property Rights. Seller hereby grants to Buyer and its successors and permitted assigns a continuing, non-exclusive, transferable and irrevocable right and license, for so long as any of them has any rights of ownership in or to the Modules, and on a royalty-free basis, to import, purchase, install, use, operate, maintain, repair and sell the Modules.

11.2 Applicable Law. This Agreement, and the rights and obligations of the Parties and any dispute arising under or relating thereto (whether in contract, tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without giving effect to the conflict of law rules thereof or any other statute or doctrine that might call for the application of the laws of any other jurisdiction.

11.3 Assignment. Buyer shall have the right to assign this Agreement in whole or in part or any Modules, with notice to, but without the consent of Seller to any Affiliate who agrees unconditionally to assume in writing all the obligations under this Agreement and the Payment Security Agreement with regard to any Modules sold, transferred or assigned hereby. A copy of such assumption shall be provided with any notice of assignment hereunder.

11.4 Severability. The invalidity of one or more phrases, sentences, clauses, sections or articles contained in this Agreement shall not affect the validity of the remaining portions of this Agreement so long as the material purposes of this Agreement can be determined and effectuated.

11.5 Amendments. No change, amendment or modification of this Agreement shall be valid or binding upon the Parties unless such change, amendment or modification shall be in writing and duly executed by the Parties.

11.6 Non-Waiver. Any failure of any Party to enforce any of the provisions of this Agreement or any decision or failure to require compliance with any of its terms at any time during the pendency of this Agreement shall in no way affect the validity of this Agreement, or any part hereof, and shall not be deemed waiver of the right of such Party thereafter to enforce any and each such provision.

11.7 Successors and Assigns. Subject to Section 11.3, this Agreement shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.

11.8 Counterparts and Execution. This Agreement may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by both Parties. Delivery of this Agreement may be accomplished by means of an exchange of facsimile or e-mailed signatures with original copies to follow by mail or courier service.

11.9 Notices. Notices and other communications by either Party under this Agreement shall be deemed given when sent either by (a) upon personal delivery, (b) two (2) business days after the deposit with the US Postal Service, postage prepaid registered or certified mail, return receipt requested, (c) one (1) Day after deposit with a nationally recognized courier service such as Federal Express, or (d) confirmed facsimile transmission, in each case addressed to the Parties as follows, or to such other address as either of the Parties shall have provided to the other in writing pursuant to this Section:

Buyer:	KDC Solar Credit LS LLC
1545 Hwy 206 Suite 100
Bedminster, New Jersey 07921
Attn: President and Senior Vice President of Engineering

Seller:	Solar Power, Inc.
2249 Douglas Blvd., Suite 200
Roseville, California 95661
Fax: (916) 770-8199
Attention: CFO

11.10 Complete Contract. This Agreement, including all Exhibits attached hereto, constitutes the complete agreement between the Parties regarding the subject matter hereof, and supersedes any and all agreements made or dated prior thereto between the Parties relating to the subject matter hereof.

11.11 Survival. The provisions of Articles 5, 6, 10 and 11 and of Section 4.2 and of Exhibit C shall survive the expiration or other termination of this Agreement.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

SELLER		BUYER

Solar Power, Inc.		KDC Solar Credit LS LLC

By:	/s/ James R. Pekarsky	By:	/s/ Alan M. Epstein
Name:	James R. Pekarsky	Name:	Alan M. Epstein
Title:	CFO	Title:	President

EXHIBIT A

SPECIFICATIONS

220D-225D-230D-235D-240D-245D-250D-255D-260D-20

WHY LDK SOLAR MODULES

- Industry leading module power output warranty
- International quality, safety and performance certifications
- Modules manufactured in ISO 9001 certified factories
- High-reliability with guaranteed 0/+5 Wp peak power classification

WARRANTIES

- 10 years for product defects in materials & workmanship
- 12 years for 90% of warranted minimum power
- 25 years for 80% of warranted minimum power

CERTIFICATES

- IEC EN 61215, IEC EN 61730-1-2, CE Conformity
- UL 1703 2002/03/15 Ed:3 Rev:2008/04/08
- ULC/ORD-C1703-01 second edition 2001/01/01
- UL and Canadian standard for safety flat-plate
- ISO 9001:2008 Quality Management System
- CEC Listed: modules are eligible for California rebates
- PV CYCLE: voluntary module take back and recycling program
- MCS The Microgeneration Certification Scheme UK

994
40
1642
4-10×10
Drainage holes
4 places
8-8x3
Drainage holes
8 places
8-14x9
Mounting slots
8 places
2-Ø4
Ground holes
2 places
994
956
Junction box
1000
800
1300
1642
421
171
30
30
50
50

Tolerance of length and width dimensions is +/- 2 mm

38 LDK

DATASHEETS

MONOCRYSTALLINE MODULES

ELECTRICAL CHARACTERISTICS (STC*)

TYPE	220D-20	225D-20	230D-20	235D-20	240D-20	245D-20	250D-20	255D-20	260D-20
Nominal Output (Pmax) [Wp]	220	225	230	235	240	245	250	255	260
Voltage at Pmax (Vmp) [V]	31.2	31.5	31.8	32.0	32.2	32.4	32.6	32.8	33.0
Current at Pmax (Imp) [A]	7.05	7.15	7.23	7.35	7.45	7.56	7.67	7.78	7.88
Open Circuit Voltage (Voc) [V]	36.9	37.0	37.2	37.2	37.3	37.4	37.5	37.6	37.8
Short Circuit Current (Isc) [A]	8.01	8.11	8.21	8.30	8.39	8.48	8.57	8.66	8.76
The power tolerance is +/- 3% referred to the Nominal Output									
Maximum System Voltage	IEC: 1000 V / UL: 1000 V								
Cell Efficiency [%]	15.81	16.18	16.56	16.90	17.25	17.51	17.93	18.34	18.70
Module Efficiency [%]	13.48	13.79	14.09	14.40	14.70	15.01	15.32	15.62	15.93

STC* (Standard Test Conditions): Irradiance 1000 W/m², Module Temperature 25 °C, Air Mass 1.5

ELECTRICAL PERFORMANCE AT NOCT

TYPE	220D-20	225D-20	230D-20	235D-20	240D-20	245D-20	250D-20	255D-20	260D-20
Nominal Output (Pmax) [W]	159	163	167	170	174	178	181	185	188
Voltage at Pmax (Vmp) [V]	26.5	26.8	27.1	27.3	27.7	28.0	28.2	28.5	28.7
Current at Pmax (Imp) [A]	6.01	6.09	6.16	6.23	6.28	6.36	6.41	6.49	6.55
Open Circuit Voltage (Voc) [V]	34.0	34.1	34.3	34.3	34.3	34.4	34.5	34.6	34.7
Short Circuit Current (Isc) [A]	6.48	6.57	6.65	6.72	6.79	6.87	6.94	7.00	7.06

NOCT: Irradiance 800 W/m², Module Temperature 45 +/- 2 °C, Air Mass 1.5

TEMPERATURE CHARACTERISTICS

TYPE	LDK-D-20 Series
NOCT**	45 +/- 2 °C
Temperature Coefficient of Pmax	-0.47 %/°C
Temperature Coefficient of Voc	-0.34 %/°C
Temperature Coefficient of Isc	0.06 %/°C
Maximum Series Fuse Rating	20
Operating Temperature	from -40 to +85 °C
Storage Temperature	from -40 to +60 °C

NOCT**: Nominal Operation Cell Temperature Sun 800 W/m²; Air 20 °C; wind speed 1 m/s

MECHANICAL CHARACTERISTICS

TYPE	LDK-D-20 Series
Solar Cells	60 (6x10) monocrystalline silicon solar cells 156 x 156 mm
Front Cover	3.2 mm thick, tempered glass / AR coating glass
Back Cover	TPT (Tedlar-PET-Tedlar) / BBF
Encapsulant	EVA (ethylene vinyl acetate)
Frame	Double-layer anodized aluminium alloy
Diodes	6 Bypass diodes serviceable
Junction Box	IP65 rated
Connectors	MC4 or compatible connectors
Cables	Length: 1000 mm / Section: 4.0 mm²
Dimensions	1642 x 994 x 40 mm / 64.2 x 39.1 x 1.6 in
Weight	20 kg / 44.1 lbs
Max. Load	Wind Load: 2400 Pa / Snow Load: 5400 Pa

I-V CURVE AT DIFFERENT IRRADIANCE LEVELS

Current [A]
Voltage [V]
1000W/m²
0
1
2
3
4
5
6
7
8
9
0
5
10
15
20
25
30
35
40
45
50

Above graphics according to LDK-220D-20

PERFORMANCE AT LOW IRRADIANCE

Relative Efficiency
Irradiance [W/m²]
1.05
1
0.95
0.9
0.85
0.8
200
300
400
500
600
700
800
900
1000

The typical relative change in module efficiency at an irradiance of 200W/m² in relation to 1000W/m² (both at 25 °C and AM 1.5 spectrum) is less than 6%

PACKING CONFIGURATION

TYPE	LDK-D-20 Series
Packing Configuration	25 pcs. / box
Quantity / Pallet	50 pcs. / pallet
Loading Capacity	700 pcs. / 40 ft (High Cube Container)

LDK Solar reserves the right to make specifications changes without any prior notice. This data sheet complies with the EN 50380 requirements. V4 - September 2011 - © LDK Solar Limited. All rights reserved. E.&O.E.

39

215P-220P-225P-230P-235P-240P-245P-250P-20

WHY LDK SOLAR MODULES

- Industry leading module power output warranty
- International quality, safety and performance certifications
- Modules manufactured in ISO 9001 certified factories
- High-reliability with guaranteed 0/+5 Wp peak power classification

WARRANTIES

- 10 years for product defects in materials & workmanship
- 12 years for 90% of warranted minimum power
- 25 years for 80% of warranted minimum power

CERTIFICATES

- IEC EN 61215, IEC EN 61730-1-2, CE Conformity
- UL 1703 2002/03/15 Ed:3 Rev:2008/04/08
- ULC/ORD-C1703-01 second edition 2001/01/01
- UL and Canadian standard for safety flat-plate
- ISO 9001:2008 Quality Management System
- CEC Listed: modules are eligible for California rebates
- PV CYCLE: voluntary module take back and recycling program
- MCS The Microgeneration Certification Scheme UK

994
1642
40
4-10x10
Drainage holes
4 places
8-8x3
Drainage holes
8 places
8-14x9
Mounting slots
8 places
2-Ø4
Ground holes
2 places
994
956
Junction box
1000
800
1300
1642
421
171
50
30
50

42

Tolerance of length and width dimensions is +/- 2 mm

DATASHEETS

POLYCRYSTALLINE MODULES

ELECTRICAL CHARACTERISTICS (STC*)

TYPE	215P-20	220P-20	225P-20	230P-20	235P-20	240P-20	245P-20	250P-20
Nominal Output (Pmax) [Wp]	215	220	225	230	235	240	245	250
Voltage at Pmax (Vmp) [V]	29.8	29.8	29.9	29.9	30.0	30.0	30.1	30.2
Current at Pmax (Imp) [A]	7.23	7.40	7.53	7.68	7.84	7.98	8.14	8.28
Open Circuit Voltage (Voc) [V]	36.3	36.5	36.7	36.8	36.8	36.9	37.2	37.5
Short Circuit Current (Isc) [A]	7.98	8.14	8.24	8.34	8.35	8.35	8.48	8.59
The power tolerance is +/- 3% referred to the Nominal Output								
Maximum System Voltage	IEC: 1000 V / UL: 600 V							
Cell Efficiency [%]	15.18	15.53	15.89	16.24	16.59	16.94	17.29	17.64
Module Efficiency [%]	13.17	13.48	13.79	14.09	14.40	14.70	15.01	15.32

STC* (Standard Test Conditions): Irradiance 1000 W/m², Module Temperature 25 °C, Air Mass 1.5

ELECTRICAL PERFORMANCE AT NOCT

TYPE	215P-20	220P-20	225P-20	230P-20	235P-20	240P-20	245P-20	250P-20
Nominal Output (Pmax) [W]	156	159	163	167	170	174	178	181
Voltage at Pmax (Vmp) [V]	26.3	26.4	26.7	27.1	27.4	28.0	28.1	28.2
Current at Pmax (Imp) [A]	5.93	6.04	6.12	6.19	6.22	6.23	6.33	6.42
Open Circuit Voltage (Voc) [V]	33.4	33.6	33.8	33.9	33.9	34.0	34.3	34.5
Short Circuit Current (Isc) [A]	6.46	6.59	6.67	6.75	6.76	6.76	6.87	6.95

NOCT: Irradiance 800 W/m², Module Temperature 45 +/- 2 °C, Air Mass 1.5

TEMPERATURE CHARACTERISTICS

TYPE	LDK-P-20 Series
NOCT**	45 +/- 2 °C
Temperature Coefficient of Pmax	-0.47 %/°C
Temperature Coefficient of Voc	-0.34 %/°C
Temperature Coefficient of Isc	0.06 %/°C
Maximum Series Fuse Rating	20 A
Operating Temperature	from -40 to +85 °C
Storage Temperature	from -40 to +60 °C

NOCT**: Nominal Operation Cell Temperature Sun 800 W/m²; Air 20 °C; wind speed 1 m/s

MECHANICAL CHARACTERISTICS

TYPE	LDK-P-20 Series
Solar Cells	60 (6x10) polycrystalline silicon solar cells 156 x 156 mm
Front Cover	3.2 mm thick, tempered glass / AR coating glass
Back Cover	TPT (Tedlar-PET-Tedlar) / BBF
Encapsulant	EVA (ethylene vinyl acetate)
Frame	Double-layer anodized aluminium alloy
Diodes	6 Bypass diodes serviceable
Junction Box	IP65 rated
Connectors	MC4 or compatible connectors
Cables	Lentgh: 1000 mm / Section: 4.0 mm²
Dimensions	1642 x 994 x 40 mm / 64.6 x 39.1 x 1.6 in
Weight	20 kg / 44.1 lbs
Max. Load	Wind Load: 2400 Pa / Snow Load: 5400 Pa

I-V CURVE AT DIFFERENT IRRADIANCE LEVELS

Current [A]
Voltage [V]
0
5
10
15
20
25
30
35
40
45
50

Above graphics according to LDK-220P-20

PERFORMANCE AT LOW IRRADIANCE

Relative Efficiency
Irradiance [W/m²]
1.05
1
0.95
0.9
0.85
0.8
200
300
400
500
600
700
800
900
1000

The typical relative change in module efficiency at an irradiance of 200W/m² in relation to 1000W/m² (both at 25 °C and AM 1.5 spectrum) is less than 6%

PACKING CONFIGURATION

TYPE	LDK-P-20 Series
Packing Configuration	25 pcs. / box
Quantity / Pallet	50 pcs. / pallet
Loading Capacity	700 pcs. / 40 ft (High Cube Container)

LDK Solar reserves the right to make specifications changes without any prior notice. This data sheet complies with the EN 50380 requirements. V4 - September 2011 - © LDK Solar Limited. All rights reserved. E.&O.E.

43

240P-245P-250P-255P-260P-265P-270P-275P-280P-285P-290P-24

WHY LDK SOLAR MODULES

- Industry leading module power output warranty
- International quality, safety and performance certifications
- Modules manufactured in ISO 9001 certified factories
- High-reliability with guaranteed 0/+5 Wp peak power classification

WARRANTIES

- 10 years for product defects in materials & workmanship
- 12 years for 90% of warranted minimum power
- 25 years for 80% of warranted minimum power

CERTIFICATES

- IEC EN 61215, IEC EN 61730-1-2, CE Conformity
- UL 1703 2002/03/15 Ed:3 Rev:2008/04/08
- ULC/ORD-C1703-01 second edition 2001/01/01
- UL and Canadian standard for safety flat-plate
- ISO 9001:2008 Quality Management System
- CEC Listed: modules are eligible for California rebates
- PV CYCLE: voluntary module take back and recycling program
- MCS The Microgeneration Certification Scheme UK

994
1958
50
4-10×10
Drainage holes
4 places
8-8×3
Drainage holes
8 places
8-14×9
Mounting slots
8 places
2-Ø4
Ground holes
2 places
994
942
Junction box
1200
800
1300
1958
579
329
40
40
52
52

Tolerance of length and width dimensions is +/- 2 mm

44

DATASHEETS

POLYCRYSTALLINE MODULES

ELECTRICAL CHARACTERISTICS (STC*)

TYPE	240P-24	245P-24	250P-24	255P-24	260P-24	265P-24	270P-24	275P-24	280P-24	285P-24	290P-24
Nominal Output (Pmax) [Wp]	240	245	250	255	260	265	270	275	280	285	290
Voltage at Pmax (Vmp) [V]	35.8	35.8	35.9	35.9	36.0	36.1	36.2	36.2	36.3	36.4	36.5
Current at Pmax (Imp) [A]	6.70	6.85	6.96	7.11	7.23	7.35	7.47	7.60	7.72	7.83	7.95
Open Circuit Voltage (Voc) [V]	44.1	44.1	44.1	44.1	44.2	44.2	44.2	44.3	44.3	44.4	44.4
Short Circuit Current (Isc) [A]	8.01	8.02	8.02	8.04	8.06	8.14	8.21	8.28	8.36	8.44	8.52
The power tolerance is +/- 3% referred to the Nominal Output											
Maximum System Voltage	IEC: 1000 V / UL: 600 V										
Cell Efficiency [%]	14.27	14.57	14.86	15.16	15.46	15.75	16.05	16.35	16.66	16.96	17.27
Module Efficiency [%]	12.33	12.59	12.84	13.10	13.36	13.62	13.87	14.13	14.39	14.65	14.91

STC* (Standard Test Conditions): Irradiance 1000 W/m², Module Temperature 25 °C, Air Mass 1.5

ELECTRICAL PERFORMANCE AT NOCT

TYPE	240P-24	245P-24	250P-24	255P-24	260P-24	265P-24	270P-24	275P-24	280P-24	285P-24	290P-24
Nominal Output (Pmax) [W]	174	178	181	185	188	192	196	199	203	207	210
Voltage at Pmax (Vmp) [V]	29.9	30.3	30.8	31.0	31.4	31.6	31.8	32.1	32.4	32.8	33.0
Current at Pmax (Imp) [A]	5.82	5.86	5.89	5.96	6.01	6.07	6.15	6.21	6.27	6.31	6.39
Open Circuit Voltage (Voc) [V]	40.6	40.6	40.6	40.6	40.7	40.7	40.7	40.8	40.8	40.9	40.9
Short Circuit Current (Isc) [A]	6.48	6.49	6.49	6.51	6.53	6.59	6.65	6.70	6.77	6.81	6.91

NOCT: Irradiance 800 W/m², Module Temperature 45 +/- 2 °C, Air Mass 1.5

TEMPERATURE CHARACTERISTICS

TYPE	LDK-P-24 Series
NOCT**	45 +/- 2 °C
Temperature Coefficient of Pmax	-0.47 %/°C
Temperature Coefficient of Voc	-0.34 %/°C
Temperature Coefficient of Isc	0.06 %/°C
Maximum Series Fuse Rating	20 A
Operating Temperature	from -40 to + 85 °C
Storage Temperature	from -40 to + 60 °C

NOCT**: Nominal Operation Cell Temperature Sun 800 W/m²; Air 20 °C; wind speed 1 m/s

MECHANICAL CHARACTERISTICS

TYPE	LDK-P-24 Series
Solar Cells	72 (6x12) polycrystalline silicon solar cells 156 x 156 mm
Front Cover	4 mm thick, tempered glass / AR coating glass
Back Cover	TPT (Tedlar-PET-Tedlar) / BBF
Encapsulant	EVA (ethylene vinyl acetate)
Frame	Double-layer anodized aluminium alloy
Diodes	6 Bypass diodes serviceable
Junction Box	IP65 rated
Connectors	MC4 or compatible connectors
Cables	Lentgh: 1200 mm / Section: 4.0 mm²
Dimensions	1958 x 994 x 50 mm / 77.1 x 39.1 x 2.0 in
Weight	30.5 kg / 67.2 lbs
Max. Load	Wind Load: 2400 Pa / Snow Load: 5400 Pa

I-V CURVE AT DIFFERENT IRRADIANCE LEVELS

Current (A)
Voltage (V)
0
5
10
15
20
25
30
35
40
45
50

Above graphics according to LDK-270P-24

PERFORMANCE AT LOW IRRADIANCE

Relative Efficiency
1.05
1
0.95
0.9
0.85
0.8
200
300
400
500
600
700
800
900
1000
Irradiance (W/m²)

The typical relative change in module efficiency at an irradiance of 200W/m² in relation to 1000W/m² (both at 25 °C and AM 1.5 spectrum) is less than 6%

PACKING CONFIGURATION

TYPE	LDK-P-24 Series
Packing Configuration	20 pcs. / box
Quantity / Pallet	40 pcs. / pallet
Loading Capacity	440 pcs. / 40 ft (High Cube Container)

LDK Solar reserves the right to make specifications changes without any prior notice. This data sheet complies with the EN 50380 requirements. V4 - September 2011 - © LDK Solar Limited. All rights reserved. E.&O.E.

45

EXHIBIT B

PURCHASE MONEY SECURITY AGREEMENT

THIS PURCHASE MONEY SECURITY AGREEMENT (this “Security Agreement”), dated as of November 5, 2011, is made between Solar Power, Inc., a California corporation (“Secured Party”), and KDC Solar Credit LS LLC, a New Jersey limited liability company (“Debtor”).

Debtor and Secured Party hereby agree as follows:

1. Definitions. Where applicable and except as otherwise defined herein, terms used in this Security Agreement shall have the meanings assigned to them in the New Jersey Uniform Commercial Code.

2. Purchase Money Security Interest.

(a) As security for the payment and performance of Debtor’s obligation to pay the Contract Amount as such term is defined in the Master Solar Module Sales Agreement (the “Supply Agreement”), dated as of the date hereof, between Secured Party and Debtor (the “Obligations”), Secured Party hereby retains and Debtor hereby grants to Secured Party a purchase money security interest pursuant to Section 9-103 of the New Jersey Uniform Commercial Code in all of Debtor’s right, title and interest in, to and under the Modules (as such term is defined in the Supply Agreement) (the “Goods” or the “Collateral”), including, without limitation, the proceeds of the foregoing, all rights of Debtor to receive moneys due under or pursuant to the Collateral, all rights of Debtor to receive the proceeds of any insurance with respect to the Collateral, or to receive and apply the proceeds of any judgments or settlements made in lieu thereof for damage to or diminution of the Collateral.

(b) This Security Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 20 hereof.

(c) To the maximum extent permitted by applicable law, the rights and remedies of the Secured Party hereunder, the liens created hereby and the obligations of the Debtor under this Security Agreement are absolute, irrevocable and unconditional and will remain in full force and effect without regard to, and will not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than upon the payment in full of the Obligations), including:

(i) any invalidity, irregularity or unenforceability of any part of the Obligations, the Supply Agreement, or any other agreement or instrument relating thereto;

(ii) any renewal, extension, amendment, or modification of, or supplement to, or deletion from, the Supply Agreement, or any other agreement or instrument relating thereto, or any assignment or transfer of all or any part thereof;

(iii) any change in the manner or place of payment of, or in any other term of, all or any of the Obligations, or (y) any other amendment or waiver of, or any consent to any departure from, any indulgence or other action or inaction under or in respect of, the Supply Agreement, any of the Collateral, or any other agreement or instrument relating thereto, or (z) any exercise or non exercise of any right, remedy, power or privilege under or in respect of any of the Obligations, this Security Agreement, the Supply Agreement, or any other agreement or instrument relating hereto or thereto;

(iv) any modification of the time of payment of the Obligations;

(v) any furnishing of additional security for the Obligations or any part thereof to the Secured Party or any acceptance thereof by the Secured Party, or any substitution, sale, exchange, release, surrender or realization of or upon any such security by the Secured Party, or the failure to create, preserve, validate, perfect or protect any lien granted to, or purported to be granted to, or in favor of, the Secured Party; or

(vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Debtor or any third party with respect to the payment in full of the Obligations.

3. Representations and Warranties. Debtor represents and warrants to Secured Party that Debtor’s jurisdiction of organization is New Jersey. Debtor’s exact legal name is as set forth in the first paragraph of this Security Agreement. Debtor owns the Collateral free of all liens, claim, encumbrances and security interests other than the security interest of the Secured Party. The execution, delivery and performance by Debtor of this Security Agreement do not contravene (or require any consent or approval that has not been obtained under) (a) Debtor’s organic documents, (b) any law binding on or affecting Debtor or (c) any contractual obligation binding on or affecting Debtor. This Security Agreement has been duly authorized, validly executed and delivered, and constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

4. Covenants. So long as any of the Obligations remain unpaid, Debtor agrees that:

(a) Debtor shall give Secured Party at least ten (10) days’ prior written notice of: (i) any change in the location of Debtor’s principal business address; (ii) any change in its name; (iii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (iv) any change in its registration as a limited liability company (or any new such registration); and (v) any change in its jurisdiction of organization.

(b) Debtor shall keep the Collateral free of all liens other than the lien created by this Security Agreement.

(c) Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto.

(d) Debtor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary (including under any applicable law and, in any event, under Section 9-106 of the UCC), or that Secured Party may reasonably request, in order to create, perfect, establish and preserve the validity, perfection and priority of the liens granted by this Security Agreement in any and all of the Collateral, protect the collateral assignment and security interest granted or intended to be granted hereby, or to enable Secured Party to exercise and enforce its rights, powers, privileges and remedies hereunder with respect to any Collateral.

(e) Debtor shall not take any action that would impair in any material manner the enforceability of Secured Party’s security interest in and lien on any Collateral.

(f) Debtor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations.

5. Authorization; Secured Party Appointed Attorney in-Fact, Further Assurances.

(a) Secured Party shall have the right to, and Debtor hereby authorizes it to, file any of the financing statements and other documents and instruments which must be filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party’s security interest in the Collateral.

(b) Secured Party shall have the right to in the name of Debtor, upon prior written notice to, but without the requirement of assent by Debtor, and only upon Debtor’s failure to take such action promptly after Secured party’s reasonable request, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) as Debtor’s true and lawful attorney-in-fact, with full power and authority only to: (i) execute documents or notices in connection with the federal assignment of claims act and (ii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party’s security interest therein and to accomplish the purposes of this Security Agreement. The foregoing limited power of attorney is coupled with an interest and irrevocable, but shall terminate upon the satisfaction of the Obligations.

(c) Debtor agrees that from time to time, at the expense of Debtor, that it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or reasonably desirable, or that Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

6. Remedies. Upon any Event of Default, Secured Party shall have all rights of a secured party at law or in equity, including, without limitation, those available under the New Jersey Uniform Commercial Code (and any other applicable Uniform Commercial Code). Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in accordance with the Uniform Commercial Code. The Debtor shall remain liable for any deficiency.

7. Events of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a) Failure to pay the Obligations when due.

(b) Any material impairment in the value of the Collateral or the priority of Secured Party’s lien hereunder.

(c) Any failure by Debtor to perform or comply with the terms and conditions of this Security Agreement, including breach of any covenant contained herein, if such failure continues for ten (10) calendar days after notice to Debtor demanding that such failure to perform be cured.

(d) Any representation or warranty made by Debtor in this Security Agreement was false or misleading in any material respect when made.

(e) Any levy upon, seizure or attachment of any of the Collateral

(f) Sale, assignment or transfer of the Collateral except in accordance with the terms of the Supply Agreement.

8. Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral and all rights, if any, of marshalling of the Collateral; (ii) any right to require Secured Party (A) to proceed against any person or entity, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party’s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral; (iv) all rights to assert the bankruptcy or insolvency of Debtor as a defense hereunder or as the basis for rescission hereof; (v) all rights under any law purporting to reduce Debtor’s obligations hereunder if the Obligations are reduced (other than as a result of payment of the Obligations); (vi) all defenses based on the disability or lack of authority of Debtor or any person, the repudiation of the Supply Agreement by Debtor or any person, the failure by Secured Party to enforce any claim against Debtor, or the unenforceability in whole or in part of this Security Agreement or the Supply Agreement; and (vii) all suretyship and guarantor’s defenses generally.

9. Filing of Financing and Continuation Statements. The Debtor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Secured Party may reasonably determine are necessary or advisable to perfect, or preserve the validity, perfection or priority of, the security interest granted to Secured Party herein.

10. No Impairment of Remedies. If, in the exercise of any of its rights and remedies hereunder, Secured Party forfeits any of its rights or remedies, including any right to enter a deficiency judgment against Debtor or any other person, whether because of any applicable law pertaining to “election of remedies” or otherwise, Debtor hereby consents to such action by Secured Party and, to the extent permitted by applicable law, waives any claim based upon such action, even if such action by Secured Party would result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Debtor might otherwise have had but for such action by Secured Party or the terms herein. Any election of remedies which results in the denial or impairment of the right of Secured Party to seek a deficiency judgment against Debtor shall not, to the extent permitted by applicable laws, impair Debtor’s obligations hereunder.

11. Remedies Cumulative. No right, power or remedy herein conferred upon or reserved to Secured Party hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by applicable law, be cumulative and in addition to every other right, power and remedy given hereunder existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

12. Delay Not Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to Secured Party upon the occurrence of any Event of Default shall impair any such right, power or remedy of Secured Party, nor shall it be construed to be a waiver of any such Event of Default, or an acquiescence therein, or of or in any other breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Security Agreement or the Supply Agreement be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Secured Party of any breach or default under this Security Agreement, or any waiver on the part of the Secured Party of any provision or condition of this Security Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. Each and every default by Debtor in payment hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

13. Governing Law. This Security Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law provisions of the State of New Jersey or of any other state.

14. Successors and Assigns. The rights and obligations of Debtor and Secured Party hereunder shall be binding upon and benefit the successors and assigns of the parties. Except in accordance with the terms of the Supply Agreement, Debtor is not entitled to assign, transfer or sell the Collateral or its obligations hereunder to any other person without the written consent of Secured Party, and any purported assignment in violation of this provision shall be void.

15. Expenses. Debtor agrees to pay on demand to Secured Party all costs and expenses incurred by Secured Party (including fees, expenses and disbursements of counsel) incident to its enforcement, exercise, protection or preservation of any of its rights, remedies or claims under this Security Agreement.

16. Severability. If any provision of this Security Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Security Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Counterparts. This Security Agreement may be executed in one or more counterparts, all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

18. Reinstatement. This Security Agreement and the obligations of the Debtor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Security Agreement or the Supply Agreement, is rescinded or must otherwise be restored or returned by Secured Party to Debtor, whether as a result of any proceedings in insolvency, bankruptcy, liquidation or reorganization or otherwise with respect to the Debtor or any other person party to the Supply Agreement or as a result of any settlement or compromise with any person (including the Debtor) in respect of such payment, or upon dissolution of, or appointment of any intervenor, conservator of, or trustee or similar official for, the Debtor or any other person party to the Supply Agreement or any substantial part of the Debtor’s or any other such person’s assets, or otherwise, all as though such payments had not been made.

19. Entire Agreement. This Security Agreement, together with the Supply Agreement, is intended by the parties as a final expression of their agreement as to the matters covered thereby and is intended as a complete and exclusive statement of the terms and conditions with respect to such matters. This Security Agreement shall not be amended except pursuant to a written agreement signed by Debtor and Secured Party.

20. Termination. Upon payment and performance in full of all Obligations, the security interest created under this Security Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Purchase Money Security Agreement as of the date first above written.

DEBTOR:	KDC Solar Credit LS LLC

	By:	/s/ Alan M. Epstein
	Name:	Alan M. Epstein
	Title:	President

SECURED PARTY:	Solar Power, Inc.

	By:	James R. Pekarsky
	Name:	James R. Pekarsky
	Title:	CFO

EXHIBIT C

WARRANTY

LDK SOLAR

Limited Warranty for PV Modules

2011

Thank you for purchasing a Photovoltaic Solar Module (“MODULE”‘) manufactured by LDK Solar Hi Tech Co., Ltd. (“LDK SOLAR”).

1. Limited Product Warranty – Five Years Repair, Replacement or Refund Remedy

LDK SOLAR warrants each MODULE will be free in all material respects from defects in materials and workmanship under normal application, installation, use and service conditions for a period of sixty (60) months from the date of purchase of that MODULE by CUSTOMER (“SALES DATE”). If any MODULE fails to conform to the warranty in this Section 1, LDK SOLAR will, at its sole option, either (a) repair or replace the MODULE or (b) refund a reasonable pro-rate portion of the purchase price paid by CUSTOMER for the MODULE (taking into account the period of reduced functionality for the MODULE as a result of such failure). The foregoing remedies shall be LDK SOLAR’s sole and exclusive obligation, and CUSTOMER’s sole and exclusive remedy, for any MODULE’S failure to conform to the warranty in this Section 1 and any repair or replacement shall not extend the warranty period set forth herein. The warranty in this Section 1 does not warrant a specific power output, which shall be exclusively covered Section 2 of this LIMITED WARRANTY.

2. Minimum Peak Power Limited Warranties

(a) Limited Remedy – 12 years

If, within a period of twelve (12) years from the SALES DATE, any MODULE exhibits a power output less than ninety percent (90%) of the minimum PEAK POWER AT STC (as defined in section ‘Definitions’) specified in LDK SOLAR’s applicable product information sheet for the MODULE, and provided that such loss in power is determined by LDK SOLAR (at its sole and absolute discretion) to be due solely to defects in materials or workmanship, then LDK SOLAR will, at its sole option, replace such loss in power by either (a) providing an additional MODULE to CUSTOMER to make up for such loss in power or (b) replacing the affected MODULE. The foregoing remedies shall be LDK SOLAR’s sole and exclusive obligation, and CUSTOMER’s sole and exclusive remedy, for any MODULE’s failure to conform to the warranty in this Section 2(a) and any repair or replacement shall not extend the warranty period set forth herein.

(b) Limited Remedy – 25 years

If, within a period of twenty-five (25) years from the SALES DATE, any MODULE exhibits a power output less than eighty percent (80%) of the minimum PEAK POWER AT STC (as defined in section ‘Definitions’) specified in LDK SOLAR’s applicable product information sheet for the MODULE, and provided that such loss in power is determined by LDK SOLAR (at its sole and absolute discretion) to be due solely to defects in materials or workmanship, then LDK SOLAR will, at its sole option, replace such loss in power by either (a) providing an additional MODULE to CUSTOMER to make up for such loss in power or (b) replacing affected MODULE. The foregoing remedies shall be LDK SOLAR’s sole and exclusive obligation, and CUSTOMER’s sole and exclusive remedy, for any MODULE’s failure to conform to the warranty in this Section 2(b) and any repair or replacement shall not extend the warranty period set forth herein.

3. Exclusions and Limitations

In addition to any other exclusion, limitations or conditions set forth in this LIMITED WARRANTY, the following exclusions and limitations apply to this LIMITED WARRANTY.

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(a) All warranty claims must be received d within the applicable warranty period for this warranty to be effective.

(b) This LIMITED WARRANTY does not apply to any MODULE which, in LDK SOLAR’s sole judgment, has been subjected to:

•	Misuse, abuse, neglect or accident;

•	Improper transportation, storage or handling

•	Alteration, improper installation or application;

•	Non-observance of LDK SOLAR’s installation and maintenance instructions;

•	Repair or modifications by someone other than an approved service technician of LDK SOLAR;

•	Installation in mobile applications or in marine environment; or

•	Power failure surges, lighting, flood, fire, natural disaster, accidental breakage, vandalism or other events outside LDK SOLAR’s control.

(c) This LIMITED WARRANTY does not cover any costs associated with installation, removal or re-installation of any MODULE and (except as explicitly set forth in the final paragraph of Section 5 below) customs clearance or any other costs for return of any MODULE.

(d) Warranty claims will not be honored if the type or serial number of any MODULE has been altered, removed or made illegible.

4. Limitation of Warranty Scope

(a) Disclaimers

THIS LIMITED WARRANTY IS EXPRESSLY IN LIEU OF AND EXCLUDES ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR PARTICULAR PURPOSE, USE, OR APPLICATION, AND ALL OTHER OBLIGATIONS OR LIABILITIES ON THE PART OF LDK SOLAR, UNLESS SUCH OTHER OBLIGATIONS OR LIABILITIES ARE EXPRESSLY AGREED TOO IN A WRITING SIGNED AND APPROVED BY LDK SOLAR.

(b) Limitation of Liability

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LDK SOLAR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WHATSOEVER FOR DAMAGE OR INJURY TO PERSONS OR PROPERTY. OR FOR OTHER LOSS OR INJURY, RESULTING FROM ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATED TO ANY MODULE, INCLUDING, WITHOUT LIMITATION, ANY DEFECT IN ANY MODULE, OR FROM USE OR INSTALLATION OF ANY MODULE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, UNDER NO CIRCUMSTANCES SHALL LDK SOLAR BE LIABLE FOR INCIDENTAL CONSEQUENTIAL OR SPECIAL DAMAGES, HOWSOEVER CAUSED AND EVEN IF LDK SOLAR HAS BEEN ADVISED OF OR REASONABLY COULD HAVE FORESEEN SUCH DAMAGES. LOSS OF USE, LOSS OF PROFITS, LOSS OF PRODUCTION AND LOSS OF REVENUES ARE HEREBY SPECIFICALLY AND WITHOUT LIMITATION EXCLUDED. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LDK SOLAR’S AGGREGATE LIABILITY, IF ANY. IN DAMAGES OR OTHERWISE. SHALL NOT EXCEED THE AMOUNT PAID BY CUSTOMER FOR THE MODULE THAT GAVE RISE TO THE WARRANTY CLAIM.

5. Warranty Claim Submission and Verification

If CUSTOMER believes it has a justified claim covered by, and wishes to seek a remedy under, this LIMITED WARRANTY, CUSTOMER must submit written notification directly to LDK SOLAR by mailing a registered letter to the address of LDK SOLAR listed hereunder or by sending an email letter to the email account of LDK SOLAR listed hereunder in which CUSTOMER describes the claim in reasonable detail. Together with the notification, CUSTOMER must enclose the original invoice or sales receipt (indicating, among other things, the SALES DATE and the model and

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serial number of the MODULE(s)). Upon receipt, LDK SOLAR may in its sole and absolute discretion seek further verification of CUSTOMER’s claim. The return of any MODULES will not be accepted unless prior written authorization has been given by LDK SOLAR and CUSTOMER has complied with the packaging and shipping instructions provided by LDK SOLAR. Only if previously authorized in writing by LDK SOLAR’s customer service department, LDK SOLAR shall reimburse CUSTOMER for reasonable, customary and documented transportation charges by sea freight for both the return of the MODULES and reshipment of any repaired or replaced MODULES.

6. Severability

If a part, provision or clause of this LIMITED WARRANTY, or the application thereof to any person or circumstance, is held invalid, void or unenforceable, such holding shall not affect the validity or enforceability of any other part, provision or clause of this LIMITED WARRANTY or its applicability to any other person or circumstance, and to this end such other parts, provisions, clauses or a applications of this LIMITED WARRANTY shall be treated as severable.

7. Technical Disputes

In case of any dispute between LDK SOLAR and CUSTOMER as to the validity of any claim made under this LIMITED WARRANTY, a first-class international CBTL test-institute selected by LDK SOLAR in its sole and absolute discretion (such as Fraunhofer ISE in Freiburg/Germany, TUV Rheinland in Cologne/ Germany or Arizona State University in Arizona/USA) shall be involved to judge the claim finally. Any measurements will be conducted in accordance with IEC 61215 Ed2 standards. All fees and expenses associated with engaging such institute shall be borne by the losing party.

8. Various

YOU MAY HAVE SPECIFIC LEGAL RIGHTS OUTSIDE THIS WARRANTY, AND YOU MAY ALSO HAVE OTHER RIGHTS THAT VARY FROM JURISDICTION TO JURISDICTION. THIS LIMITED WARRANTY DOES NOT AFFECT ANY ADDITIONAL RIGHTS YOU MAY HAVE UNDER LAWS OF MANDATORY APPLICATION IN YOUR JURISDICTION. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE LIMITATIONS OR EXCLUSIONS IN THIS LIMITED WARRANTY MAY NOT APPLY TO YOU. In the event LDK SOLAR replaces any MODULE under this LIMITED WARRANTY, then (a) The replaced MODULE shall become the property of LDK SOLAR and (b) LDK SOLAR has the right to deliver a replacement MODULE of a different type (e.g., in size, color, shape and/or power) than the replaced MODULE if LDK SOLAR has discontinued producing the replaced MODULE at the time of the claim.

9. Warranty Transfer

This LIMITED WARRANTY is transferable to any subsequent owner of a MODULE solely in circumstances in which that MODULE remains installed in its original location. Any transferee is subject to all exclusions, limitations and conditions set forth herein.

10. Force Majeure

LDK SOLAR shall not be responsible or liable in any way to CUSTOMER or any third-party for any non-performance or delay in performance of any terms and conditions of sale, including this LIMITED WARRANTY, due to Acts of God, war, riots, strikes warlike conditions, plague or other epidemics, fire, flood, or any other similar cause or circumstance beyond the reasonable control of LDK SOLAR. In such cases, performance by LDK SOLAR of this LIMITED WARRANTY shall be suspended without liability for the period of delay reasonably attributable to such causes.

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Definitions:

As used in Section 2 of this LIMITED WARRANTY, the term “PEAK POWER AT STC” means the power in Watt peak that a MODULE generates in its Maximum Power Point. “STC” stands for Standard Test Conditions, meaning: (a) light spectrum of AM 1.5, (b) an irradiation of 1000 W per m2 and (c) a cell temperature of 25 degree centigrade at right angle irradiation. The measurements are carried out in accordance with IEC 61215 as tested at the connectors or junction box terminals – as applicable – per calibration and testing standards of LD DK SOLAR valid at the date of manufacture of the PV-modules.

The term “minimum PEAK POWER AT STC” refers to the warranted minimum PEAK POWER AT STC of the MODULE within a given period according to this Limited Warranty, meaning the power in Watt peak that a MODULE generates in its Maximum Power Point, less the percentage of power tolerance stated in the a applicable product information sheet for the MODULE.

Contact Information:

LDK Solar Customer Service

LDK Solar Co. Ltd Address:

No. 998 Torch Boulevard,

Nanchang City, Jiangxi Province, China

Tel: +86 791 810 8260

Email: module.service@ldkenergy.com.cn

Web Site: www.ldksolar.com

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